Exhibit 10.5

  Confidential portions of this document indicated by "*****" have been omitted and filed separately with the Commission

ALUMINUM SHAPES
An Arch America Company

                                 March 16, 1999


Mr. Gary Ihrke
Featherlite Mfg.
Hwy. 63 & 9
Cresco, IA 52136

Dear Gary:

         Thank you for your commitment to purchase aluminum extrusions for the year 2000. Below please find agreement per our conversation March 16, 1999:

                  Quantity:         *****# (equal shipments of *****/month)
                  Delivery:         Jan.(00) - Dec.(00)
                  Price:
                  Solids:           Based on $***** per pound
                  Hollow(std.):          "     "    ***** per pound

         Notes:   -Price firm Jan.(00) - Dec.(00)
                  -Price F.O.B. Cresco, IA (truckload qty's)
                  -Terms Net 30 Days

         Please sign and return copy to my attention.

                                            Regards,

                                            ALUMINUM SHAPES L.L.C.

                                            /s/Scott Kendall
                                            Scott Kendall
                                            President

Accepted by:

/s/Gary Irhke                               3/16/99
Gary Ihrke, Vice President                  Date